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                                                                     EXHIBIT 4.1



                COMMON STOCK                            COMMON STOCK

         PAR VALUE $.001 PER SHARE                PAR VALUE $.001 PER SHARE

     THIS CERTIFICATE IS TRANSFERABLE
           IN NEW YORK, N.Y. AND
           RIDGEFIELD PARK, N.J.


                                     [LOGO]

          INCORPORATED UNDER THE                     CUSIP 00253A 10 1
      LAWS OF THE STATE OF DELAWARE         SEE REVERSE FOR CERTAIN DEFINITIONS


                          AAMES FINANCIAL CORPORATION

--------------------------------------------------------------------------------
THIS CERTIFIES THAT






IS THE RECORD HOLDER OF
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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


Aames Financial Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                          COUNTERSIGNED AND REGISTERED:
                                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                       TRANSFER AGENT AND REGISTRAR

                                       BY                       [SEAL]

                [SIG]                [SIG]
              SECRETARY             CHAIRMAN            AUTHORIZED SIGNATURE
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        This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Aames Financial Corporation (the "Company") and Wells Fargo Bank, as Rights Agent, dated as June 21, 1996, as it may from time to time be supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Rights Agreement without charge within ten business days after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM - as tenants in common                       UNIF GIFT MIN ACT -                Custodian
        TEN ENT - as tenants by the entireties                                   --------------           ----------------
        JT TEN  - as joint tenants with right of                                     (Cust)                    (Minor)
                  survivorship and not as tenants                                under Uniform Gifts to Minors
                  in common                                                      Act
                                                                                     -------------------------------------
                                                                                                     (State)
                                                             UNIF TRF MIN ACT -               Custodian (until age       )
                                                                                     --------                      ------
                                                                                      (Cust)
                                                                                                   under Uniform Transfers
                                                                                     -------------
                                                                                        (Minor)
                                                                                     to Minors Act
                                                                                                   -----------------------
                                                                                                             (State)

                           Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

__________________________________________________________________________________________________________________________
                     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________

                                                               X _______________________________________________________


                                                               X _______________________________________________________

                                                        NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                                 THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                 IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                                                 OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17AG-15.

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